UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 14, 2007

REGENT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-15392	31-1492857

(Commission File Number)	(IRS Employer Identification No.)

2000 Fifth Third Center, 511 Walnut Street, Cincinnati, Ohio	45202

(Address of Principal Executive Offices)	(Zip Code)
(513) 651-1190

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement
On September 14, 2007, Regent Communications, Inc. (“Regent”) entered into a Settlement Agreement (the “Agreement”) with Riley Investment Management LLC (“RIM”), Riley Investment Partners Master Fund, L.P.(“RIP”), SMH Capital Inc. (“SMH Capital”), SOF Management, LLC (“SOF Management”), Sanders Opportunity Fund, L.P. (“SOF Fund”), Sanders Opportunity Fund (Institutional) L.P. (“SOF Fund (Institutional), Don A. Sanders (“Mr. Sanders”), John Ahn and Joseph Patrick Hannan. As used in this Form 8-K and for purposes of the Agreement, the term “Riley” means RIM, RIP and all of their respective affiliates, the term “Sanders” means SMH Capital, SOF Management, SOF Fund, SOF Fund (Institutional), Mr. Sanders and all of their respective affiliates, and the term “affiliates” means any officer, director, employees, investment advisory clients, attorney, agent, assignee, predecessor, successor, parent, subsidiary, affiliate, division, or related company.
The Agreement sets forth the parties’ agreements with respect to the demand previously made by certain Regent stockholders, including Riley and Sanders, pursuant to letters dated in the period July 19, 2007 through August 8, 2007, to hold a special meeting of stockholders (the “Proposed Special Meeting”) for the purpose (i) to amend Regent’s bylaws to increase the size of Regent’s Board of Directors to nine directors, to fix the number of directors at nine, to eliminate the ability of Regent’s Board to change the number of directors without stockholder approval, and to provide that only stockholders acting at a stockholders meeting could fill any vacancies that would occur if the size of Regent’s Board was subsequently increased or if a director was removed by stockholders, and (ii) to elect four new directors nominated by Riley to Regent’s Board if stockholders adopted the bylaw amendments and so expanded the size of Regent’s Board.
The Agreement also sets forth the parties’ agreement with respect to all pending litigation among them (the “Pending Litigation”), consisting of the lawsuit filed by Riley against Regent in Delaware Chancery Court seeking to compel a special meeting of stockholders and to inspect certain records of Regent, Regent’s counterclaim against Riley and naming Sanders as a third party defendant in the Delaware Chancery Court action, and Regent’s lawsuit against Riley and Sanders in the United States District Court for the District of Delaware alleging violations of Section 13 and 14 of the Securities Exchange Act of 1934 in connection with Riley’s and Sanders’ solicitation of requests from various Regent stockholders to call a special meeting of stockholders.
Pursuant to the terms of the Agreement, the parties took the following actions on September 14, 2007:
•	Riley and Sanders withdrew their demand for the Proposed Special Meeting.

•	The Nominating and Corporate Governance Committee of Regent’s Board met to complete its consideration of Riley’s nominees for directors, John Ahn and Joseph Patrick Hannan, and recommended to Regent’s Board that such nominees be appointed as directors.

•	Regent’s Board met and expanded its size to seven directors, accepted the recommendation of the Nominating and Corporate Governance Committee, appointed Messrs. Ahn and

Hannan to fill the two newly created Board positions, appointed Mr. Ahn to the Nominating and Corporate Governance Committee, and appointed Mr. Hannan to the Board’s Audit and Compensation Committees.
•	All parties to the Pending Litigation entered into a release agreement (the “Release”) and released each other from all potential claims relating to the Proposed Special Meeting and the Pending Litigation.

•	Counsel to the parties made the appropriate filings with the Delaware Chancery Court and the U.S. District Court for the District of Delaware to dismiss the Pending Litigation with prejudice.
In addition, the Agreement contains the following terms and agreements, among other things:
•	Riley, Sanders, and Messrs. Ahn and Hannan will not call for any special meeting of Regent’s stockholders and not nominate any person for election to Regent’s Board at any special or annual meeting of Regent’s stockholders, or form or join a group or act in concert with any person or entity to change the composition of Regent’s Board through September 14, 2008, except with the consent of a majority of the then current members of Regent’s Board or if Regent breaches certain covenants in the Agreement.

•	So long as through the date of Regent’s 2008 Annual Meeting of Stockholders, Riley and Sanders each maintains beneficial ownership of at least 5.0% of Regent’s outstanding shares of common stock, then Messrs. Ahn and Hannan will be nominated for reelection to the Board to serve as directors through Regent’s 2009 Annual Meeting of Stockholders.

•	Unless approved by a majority of Regent’s Board, including the approval of either Mr. Ahn or Mr. Hannan, Regent’s bylaws will not be amended with respect to calling a special meeting of stockholders until at least two months after no designees of Riley serve on Regent’s Board.

•	Unless approved by a majority of Regent’s Board, including the approval of either Mr. Ahn or Mr. Hannan, the size of the Board is fixed at seven directors, and no increase or decrease shall be made at any time through September 14, 2008.

•	One of Mr. Ahn or Mr. Hannan will be appointed to any Board Committee as may be established by the Board.

•	Each party will bear its own costs relating to the Pending Litigation, the Proposed Special Meeting, the Agreement, the Release, and all related matters.

•	Except as otherwise specifically provided in the Agreement, all covenants and restrictions will lapse upon the earlier of such time that no designees of Riley serve on Regent’s Board, or the adjournment and close of Regent’s 2009 Annual Meeting of Stockholders.

          A copy of the Agreement, including the Release which is Exhibit A thereto, is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference. The foregoing summary and description of the Agreement and the Release is qualified by reference to the full text of Exhibit 10.1.

Section 5	Corporate Governance and Management
Item 5.02(d) — Election of Directors
          On September 14, 2007, pursuant to the terms of the Agreement discussed above, Regent’s Board increased the size of the Board to seven directors and appointed John Ahn and Joseph Patrick Hannan to fill the two newly created positions. Regent’s Board also appointed Mr. Ahn to the Board’s Nominating and Corporate Governance Committee and Mr. Hannan to the Board’s Audit and Compensation Committees.
          Mr. Ahn is a principal in Riley Investment Management LLC. Mr. Hannan was most recently Chief Financial Officer of the Radio Division of Lincoln Financial Media, a subsidiary of Lincoln National Corporation. Neither Mr. Ahn nor Mr. Hannan has, or has had since the beginning of Regent’s last fiscal year, any relationship with Regent that would require disclosure under Item 404(a) of Regulation S-K.
          Regent issued the press release attached hereto as Exhibit 99.1 on September 14, 2007 announcing the Board of Directors appointments and the Agreement, all as described above.

Item 9.01	Financial Statements and Exhibits
          (c) Exhibits

Exhibit	Description

10.1	Settlement Agreement dated September 14, 2007, including Release as Exhibit A thereto.
99.1	Press release dated September 14, 2007.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, Regent Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2007	REGENT COMMUNICATIONS, INC.
	By:	/s/ ANTHONY A. VASCONCELLOS
Anthony A. Vasconcellos,
Executive Vice President and Chief Financial Officer

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